Exhibit 10.2

Execution Version

SECURITY AGREEMENT

This Security Agreement (the “Security Agreement”) dated as of December 4, 2018 by and between CURE BASED DEVELOPMENT, LLC, a Nevada limited liability company (the “Company”), and LEVEL BRANDS, INC., a North Carolina corporation (the “Holder”). This Note is being entered into in accordance with the terms and conditions of that certain Agreement and Plan of Merger dated December 3, 2018 by and among the Holder, AcqCo, LLC, a North Carolina limited liability company and a wholly owned subsidiary of the Holder, cbdMD LLC, a North Carolina limited liability company and wholly owned subsidiary of the Holder, and the Company (the “Merger Agreement”).

BACKGROUND

The Company is issuing the Holder a Senior Secured Promissory Note in the aggregate principal amount of $2,000,000 (the “Note”). In order to induce Holder to lend the funds represented by the Note to the Company, the Company has agreed to pledge and grant a security interest in the collateral described herein to the Holder on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms used herein which are not defined shall have the meanings given to them in the Note.

2. Pledge and Grant of Security Interest. To secure the full and punctual payment and performance of all indebtedness obligations and liabilities of the Company to Holder under the Note (the “Indebtedness”), the Company hereby transfers, pledges, assigns, hypothecates, transfers and grants to the Holder a security interest in the personal property described on Schedule A annexed hereto (collectively, the “Collateral”).

3. Representations and Warranties of the Company. The Company represents and warrants to the Holder (which representations and warranties shall be deemed to continue to be made until all of the Indebtedness has been paid in full in cash) that:

(a) The execution, delivery and performance by the Company of this Security Agreement and the pledge of the Collateral hereunder do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to the Company;

(b) This Security Agreement constitutes the legal, valid, and binding obligation of the Company enforceable against the Company in accordance with its terms;

(c) No consent or approval of any person, corporation, governmental body, regulatory authority or other entity, is or will be necessary for the execution, delivery and performance of this Security Agreement or, the exercise by the Holder of any rights with respect to the Collateral or for the pledge and assignment of, and the grant of a security interest in, the Collateral hereunder;

(d) There are no pending or, to the best of the Company’s knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral;

(e) The Company has the requisite power and authority to enter into this Security Agreement and to pledge and assign the Collateral to Holder in accordance with the terms of this Security Agreement;

Execution Version

(f) The Company owns each item of the Collateral set forth on Schedule A and, except for the pledge and security interest granted to Holder hereunder, the Collateral is free and clear of any other security interest, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever, except as otherwise set forth on Schedule A (collectively, “Liens”); and

(g) The pledge and assignment of the Collateral and the grant of a security interest under this Security Agreement vests in the Holder all rights of the Company in the Collateral as contemplated by this Security Agreement.

4. Affirmative Covenants. Until such time as all of the Indebtedness has been paid in full in cash, the Company shall:

(a) Defend the Collateral against the claims and demands of all other parties and keep the Collateral free from all Liens and except for the Liens granted to Holder under this Security Agreement or in the ordinary course of business;

(b) In the event the Company comes into possession of any portion of the Collateral in violation of the terms of this Security Agreement, hold the same in trust for Holder and deliver to Holder such Collateral in the form received no later than two (2) business days following the Company’s receipt thereof;

(c) In the event any portion of the Collateral is held by a third party, take all action that Holder may request so as to maintain the validity, enforceability, perfection and priority of Holder’s security interest in the Collateral;

(d) Within two (2) business days of receipt thereof by the Company, deliver to Holder all notices and statements relating to the Collateral received by the Company or any third party holding the Collateral;

(e) Notify Holder promptly of (a) any adverse event relating to the Collateral or any adverse change in the value of the Collateral and (b) the Company’s intention to commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect);

(f) At the written request of Holder at any time and from time to time, at the Company’s sole expense, promptly take such action and execute and deliver such control agreements (and cause any financial institution and/or brokerage company at which any of the Collateral is maintained to enter into one or more control agreements in favor of and on terms satisfactory to Holder) and further instruments and documents as Holder may reasonably request in order to more fully perfect, evidence or effectuate the pledge and assignment hereunder and the security interest granted hereby and to enable Holder to exercise and enforce its rights and remedies hereunder. Holder is hereby authorized to file one or more financing or continuation statements under the Uniform Commercial Code of North Carolina (as in effect from time to time, the “UCC”) relating to the Collateral, naming Holder as “secured party”;

(g) Furnish to Holder such other information relating to the Collateral as Holder may from time to time reasonably request;

(h)
Conduct its business in the ordinary course of business consistent with past practice in all material respects and in compliance in all material respects with all applicable Laws (as that term is defined in the Merger Agreement), use commercially reasonable efforts to preserve intact its business organization and goodwill, keep available the services of its present managers, officers, employees and independent contractors, and preserve the goodwill and business relationships with customers, suppliers, licensors, licensees and others having business relationships with it; or

Execution Version

(i)           Except as required by applicable law, the Company shall not sell, pledge, assign, dispose of, transfer, lease, securitize, or encumber any businesses, properties or assets of the Company outside of the ordinary course of business consistent with past practices without the prior written consent of the Holder (which consent shall not be unreasonably withheld, conditioned or delayed) and which consent shall not be required in the event that the withholding of the Holder’s consent would cause a Material Adverse Effect (as that term is defined in the Merger Agreement).

5. Events of Default.

The term “Event of Default” wherever used herein shall mean the occurrence of any one or more of the following events:

(a) An “Event of Default” under the Note shall have occurred and shall not have been cured during any applicable cure or grace period;

(b) The Company’s failure to comply with or perform any of its undertakings or obligations under this Security Agreement or the Note which failure has not been cured by the Company within ten (10) days of written notice; or

(c) Any representation, warranty, statement or covenant made or furnished to Holder by or on behalf of the Company in connection with this Security Agreement or the Note proves to have been false in any material respect when made or furnished or is breached, violated or not complied with and which failure has not been cured by the Company within ten (10) days of written notice.

6. Remedies.

Upon the occurrence of an Event of Default, the Holder may:

(a) Demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, realize upon the Collateral (or any part thereof) and/or otherwise deal with the Collateral in any and all respects as the holder thereof, in each case as Holder may determine in its sole discretion;

(b) Transfer the Collateral into its names or into the names of its nominee or nominees;

(c) Subject to the requirements of applicable law, sell, assign and deliver the whole or, from time to time any part of the Collateral, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for such price or prices and on such terms as Holder in its sole discretion may determine.

In addition to the foregoing, Holder shall have all of the rights and remedies of a secured party under applicable law and the UCC.

7. Proceeds of Collateral Agreement. The proceeds of any disposition of the Collateral under this Security Agreement shall be applied as follows:

(a) First, to the payment of all costs, expenses and charges of Holder and to the reimbursement of Holder for the prior payment of such costs, expenses and charges incurred in connection with the care and safekeeping of the Collateral (including, without limitation, the expenses of any sale or any other disposition of any of the Collateral), the expenses of any taking, attorneys’ fees and expenses, court costs, any other fees or expenses incurred or expenditures or advances made by Holder in the protection, enforcement or exercise of its rights, powers or remedies hereunder, with interest on any such reimbursement at the rate prescribed in the Note from the date of payment;

Execution Version

(b) Second, to the payment of the Note, in whole or in part, in such order as Holder may elect, whether or not such Note is then due;

(c) Third, to such persons, firms corporations or other entities as required by applicable law including, without limitation the UCC; and

(d) Fourth, to the extent of any surplus to the Company or as a court of competent jurisdiction may direct.

In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Note, the Company shall be liable for the deficiency together with interest thereon at the rate prescribed in the Note plus the costs and fees of any attorneys employed by Holder to collect such deficiency.

8. No Waiver. Any and all of Holder’s rights with respect to the Liens granted under this Security Agreement shall continue unimpaired, and the Company shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of the Company, (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) any delay, extension of time, renewal, compromise or other indulgence granted by Holder in reference to the Note. The Company hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if the Company had expressly agreed thereto in advance. No delay or extension of time by Holder in exercising any power of sale, option or other right or remedy hereunder, and no failure by Holder to give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice Holder’s right to take any action against the Company or to exercise any other power of sale, option or any other right or remedy.

9. Captions. All captions in this Security Agreement are included herein for convenience of reference only and shall not constitute part of this Security Agreement for any other purpose.

10. Miscellaneous.

(a) This Security Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied except by a writing duly executed by the parties hereto.

(b) No waiver of any term or condition of this Security Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

(c) In the event that any provision of this Security Agreement or the application thereof to the Company or any circumstance in any jurisdiction governing this Security Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Security Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability of any other provision of this Security Agreement.

Execution Version

(d) This Security Agreement shall be binding upon the Company, and the Company’s successors and assigns, and shall inure to the benefit of Holder and its successors and assigns.

(e) Any notice or other communication required or permitted pursuant to this Security Agreement shall be given in accordance with the notice provisions of the Note.

(f) This Security Agreement shall be governed by and construed and enforced in all respects in accordance with the laws of the State of North Carolina.

(g) EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS SECURITY AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OTHER AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

(h) THE PARTIES HERETO EXPRESSLY CONSENT TO THE JURISDICTION AND VENUE OF EACH COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF NORTH CAROLINA FOR ALL PURPOSES IN CONNECTION WITH THIS SECURITY AGREEMENT. ANY JUDICIAL PROCEEDING BY THE PARTIES AGAINST ANY OTHER PARTY INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS SECURITY AGREEMENT SHALL BE BROUGHT IN A STATE OR FEDERAL COURT LOCATED IN CHARLOTEE, NORTH CAORLINA. THE PARTIES HERETO WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

(i) This Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto.

(j) This Security Agreement shall be governed by and construed under the law of the State of North Carolina (the "Jurisdiction") without regard to the Jurisdiction's conflict of laws principles, except to the extent that the UCC requires the application of the law of a different Jurisdiction.

Execution Version

IN WITNESS WHEREOF, the parties have duly executed this Security Agreement as of the day and year first written above.

CURE BASED DEVELOPMENT, LLC By:/s/ R. Scott Coffman R. Scott Coffman, Manager
HOLDER LEVEL BRANDS, INC. By: /s/ Mark S. Elliott Mark S. Elliott, Chief Financial Officer and Chief Operating Officer

SECURITY AGREEMENT DATED DECEMBER 4, 2018

SCHEDULE A

Description of Collateral

All assets, copyrights, trademarks, intellectual property, and any patents pending.